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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 6, 1997

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                                LOGILITY, INC.
            (Exact name of registrant as specified in its charter)

          Georgia                    0-23057                     58-2281338
(State or other jurisdiction of    (Commission                (I.R.S. Employer
incorporation or organization)      File Number)            Identification No.)

                        470 East Paces Ferry Road, N.E.
                            Atlanta, Georgia 30305
         (Address of principal executive offices, including Zip Code)

                                 404/261-9777
             (Registrant's telephone number, including area code)

                                Not Applicable
        (Former name or former address, if changed since last report.)


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Item 5. Other Events.
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        On November 6, 1997, the Underwriters in the Company's initial public offering of its common stock exercised their option to purchase an additional 330,000 shares of the Company's common stock. The option was granted to the Underwriters pursuant to the Underwriting Agreement for the purpose of covering over-allotments. A copy of the Underwriting Agreement was filed as Exhibit 1.1 to the Company's Registration Statement No. 333-33385 on Form S-1, which was declared effective by the Securities and Exchange Commission on October 6, 1997.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LOGILITY, INC.
                                        (Registrant)

Date: November 7, 1997                  By: /s/ James M. Modak

                                        Name and Title: James M. Modak, CFO


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